SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo Municipal Sustainability Fund (the “Fund”)

Effective August 31, 2020, Wendy Casetta is removed as a portfolio manager to the Fund. After August 31, 2020, all references to Wendy Casetta in the Fund’s prospectuses, summary prospectuses and Statement of Additional Information are hereby removed.

July 14, 2020	MIR070/P1101AS